GUIDESTONE FUNDS

Supplement dated December 1, 2016

to

Prospectus and the Statement of Additional Information (the “SAI”), each dated May 1, 2016

This supplement provides new information beyond that contained in the Prospectus and SAI. It should be retained and read in conjunction with both the Prospectus and SAI.

Reorganization of the MyDestination 2005 Fund into the Conservative Allocation Fund

Over time, the MyDestination 2005 Fund (“2005 Fund”) has changed its asset allocation following its predetermined glide path and its allocations are now substantially similar to those of the Conservative Allocation Fund (together with the 2005 Fund, the “Funds”). As described in the Prospectus, the assets of the 2005 Fund will be transferred to the Conservative Allocation Fund approximately 12 years after the retirement year through a merger with the Conservative Allocation Fund, provided that GuideStone Funds’ Board of Trustees (the “Board”) determines that the combination would be in the best interests of the 2005 Fund and its shareholders. The Board has now approved the reorganization of the 2005 Fund into the Conservative Allocation Fund (the “Reorganization”), effective on or about February 10, 2017.

Each of the Funds operates as a “fund of funds” and invests in a mix of the GuideStone Funds Select Funds (“Select Funds”) to meet a specified investment objective. In the Reorganization, the 2005 Fund will transfer substantially all of its assets to the Conservative Allocation Fund, which has substantially similar investment objectives, investment strategies, policies and restrictions as the 2005 Fund. Each shareholder of the 2005 Fund would then receive shares of the Conservative Allocation Fund having the same aggregate value of his or her shares in the 2005 Fund. While the 2005 Fund offers only Investor Class shares, the Conservative Allocation Fund offers both Investor Class and Institutional Class shares. Accordingly, shareholders of the 2005 Fund who are eligible to receive Institutional Class shares in accordance with the Funds’ prospectus will receive this class of shares in the Conservative Allocation Fund in exchange for their Investor Class shares of the 2005 Fund. The Reorganization does not require shareholder approval.

The Board, including the Trustees who are not deemed to be “interested persons” of GuideStone Funds (the “Trust”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board also determined that the Reorganization would provide the 2005 Fund shareholders with a comparable and substantially similar investment option. The Board considered multiple factors, including, but not limited to, the Funds’ substantially similar investment objectives, principal investment strategies and principal risks and the fact that the Funds are managed by the same investment adviser and portfolio managers. In addition, the Board considered that the Funds have identical management fees. With regard to the Funds’ expense ratios, the Institutional Class of the Conservative Allocation Fund has a lower net expense ratio than the 2005 Fund. The Board also noted that, although the 2005 Fund currently has lower total annual operating expenses than the Investor Class shares of the Conservative Allocation Fund, this is solely a result of a fee waiver/expense reimbursement currently in place for the 2005 Fund, which will expire on April 30, 2017. Accordingly, the Board recognized that, after the Reorganization, the Conservative Allocation Fund’s total expense ratio on an annualized basis for 2017 will not be higher than the total expense ratio of the 2005 Fund if the Reorganization does not place.

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The Reorganization is expected to occur on February 10, 2017, or on such other date as determined by appropriate officers of the Trust (the “Closing Date”). Purchases of the 2005 Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each 2005 Fund Investor Class shareholder will become the owner of a number of full and fractional shares of Investor Class or Institutional Class of the Conservative Allocation Fund, as appropriate, and will no longer own shares of the 2005 Fund, which will be terminated. The number of full and fractional shares of the Conservative Allocation Fund that a 2005 Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the 2005 Fund as of the close of business of the New York Stock Exchange on the Closing Date. All issued and outstanding shares of the 2005 Fund simultaneously will be cancelled on the books of the 2005 Fund. 2005 Fund shareholders who do not wish to own Conservative Allocation Fund shares may prior to the Closing Date: (1) redeem their 2005 Fund shares; or (2) exchange the 2005 Fund shares for shares of another series of the Trust, as described in the Prospectus and SAI.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization. Qualification of the Reorganization as a tax-free transaction means, among other things, that no gain or loss will be recognized under the Internal Revenue Code of 1986, as amended, by the 2005 Fund or by its shareholders as a result of the Reorganization, and that each shareholder’s adjusted basis for federal income tax purposes in the Conservative Allocation Fund’s shares received in the Reorganization will be the same as the shareholder’s adjusted basis immediately before the transaction in the shares of the 2005 Fund exchanged therefor.

Comparison of the Funds

This section compares certain important aspects of the Funds. It provides a summary only. For additional information about the Funds, please refer to the Prospectus and the SAI, which are available at www.GuideStoneFunds.com and can also be obtained by calling the Trust at 1-888-GS-FUNDS (1-888-473-8637).

Investment Objectives and Policies

The investment objective of each Fund is to seek a combination of capital appreciation and income. The 2005 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income. The Conservative Allocation Fund seeks current income and modest capital appreciation. As disclosed in the Prospectus, it has been anticipated that approximately 12 years after the retirement date, the 2005 Fund would be merged into the Conservative Allocation Fund.

The Funds implement their investment strategies in the same manner by investing in a combination of Select Funds to achieve the target asset allocations. The Funds’ target percentage allocations of underlying investments in the Select Funds are nearly identical. Although the 2005 Fund invests in the Equity Index Fund and the International Equity Index Fund while the Conservative Allocation Fund does not, the Funds are within the same target allocation range for each asset category. As of the Closing Date, it is anticipated that the Funds’ portfolios will be substantially similar in all material respects and will have substantially similar asset allocations. The Funds’ target strategic asset allocations constitute the permissible range in which the Funds’ asset allocations may vary, subject to periodic rebalancing. The Funds’ investment adviser, GuideStone Capital Management, LLC (“GSCM”), has the ability to make tactical allocation adjustments to each Fund’s actual asset allocation exposures, within the ranges defined by the target strategic asset allocations. Each Fund’s fundamental investment policies (i.e., those policies that cannot be changed without the approval of Fund shareholders) and non-fundamental investment policies are identical.

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Governance, Investment Adviser and Service Providers

The Funds have the same board of trustees, and GSCM serves as each Fund’s investment adviser. The portfolio managers responsible for each Fund are also identical. Furthermore, the Funds share the same service providers.

Comparison of Shareholder Servicing Arrangements

The shareholder servicing arrangements for the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for the Funds are identical in all material respects.

Comparison of Fees and Expenses

The management fees are identical for both Funds at 0.10% of average daily net assets. However, the total annual operating expenses of each Fund are different. The total expense ratio of the Institutional Class of the Conservative Allocation Fund is 0.72%, which is lower than the expense ratio of the 2005 Fund. Currently, the total expense ratio of the Investor Class of the Conservative Allocation Fund is 0.97%, which is higher than the expense ratio of the same class of the 2005 Fund, which is 0.89%. As noted above, the 2005 Fund’s lower total expense ratio is due solely to a fee waiver/expense reimbursement currently in place for the 2005 Fund. GSCM has indicated to the Board that it will not renew the fee waiver after it expires on April 30, 2017. Without the fee waiver, the expense ratio of the 2005 Fund would be 1.04%.

The following table compares the fees and expenses of the Funds based on each Fund’s actual expenses for the most recent six month period ended September 30, 2016. The table also shows the estimated total annual operating expenses for the Conservative Allocation Fund’s Investor Class and Institutional Class shares on a pro forma basis, as if the Reorganization occurred on September 30, 2016.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	2005 Fund Investor Class	Conservative Allocation Fund Investor Class	Conservative Allocation Fund Investor Class (pro forma)	Conservative Allocation Fund Institutional Class (pro forma)
Management fee	0.10%	0.10%	0.10%	0.10%
Other expenses	0.40%	0.31%	0.31%	0.06%
Acquired Fund fees and expenses	0.54%	0.56%	0.56%	0.56%
Total annual operating expenses	1.04%	0.97%	0.97%	0.72%
Fee waiver & expense reimbursement(1)	(0.15)%	-	-	-
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	0.89%	0.97%	0.97%	0.72%

(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.35% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2017. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Flexible Income Fund and/or the Global Natural Resources Equity Fund through April 30, 2017. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

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(2)

The expense information in the table has been restated to reflect current Other expenses based on changes to shareholder service fees and current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

The pro forma numbers shown above are estimated in good faith and are hypothetical. There is no guarantee that actual expenses will be the same as those shown in the table.

No fees will be imposed on shareholders of either Fund as a result of the Reorganization. The costs of the Reorganization will be borne by the shareholders of the 2005 Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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